Exhibit 10.8

[LOGO]
    INTERNET FINANCE + EQUIPMENT                          MASTER LEASE AGREEMENT
    A Division of LINC Capital Inc.                           1  9  9  8  5  6
    250 North Trade Street, Suite 205
    Matthews, NC 29105
    Tel: 800-919-4521  Fax: 704-845-4584

LEGAL NAME OF LESSEE            D.B.A. NAME                  FEDERAL TAX ID #
Cypost Corporation      Connect Northwest & Internet Arena      98-0178674

ADDRESS                                     COUNTY
117 North First, Suite 1

CITY          STATE/PROVINCE    ZIP        |X|CORPORATION   |_|PARTNERSHIP
Mount Vernon    WA             98273              |_|PROPRIETORSHIP

CONTACT NAME               PHONE NUMBER              FAX NUMBER
Alex Free                  360-336-2265              360-336-2422

SUPPLIER/VENDOR                                      SALES REPRESENTATIVE
Internet Finance - Equipment                         Jason Radford

ADDRESS                                     CITY             STATE        ZIP
250 North Trade Street, Suite 205           Matthews          NC         28105

                           LEASE TERMS AND CONDITIONS

The terms and conditions of this Master Lease Agreement ("Master Agreement) shall apply to each and every Equipment Schedule ("LEASE") which shall become part of and attached to this Master Agreement. The Master Agreement and all LEASES subsequently executed shall be referred to jointly as "Agreements".

1. INTERNET FINANCE + EQUIPMENT ("LESSOR") agrees to lease to LESSEE and Lessee agrees to lease from LESSOR the equipment listed on each LEASE ("Equipment").

2. TERM RENEWALS AND EXTENSIONS: The initial term and the rights and obligations of the parties shall commence on the Acceptance Date (hereinafter defined) and continue from the Commencement Date (hereinafter defined) for the number of months set forth in the LEASE. The Acceptance Date with respect to each item of EQUIPMENT shall be the sixteenth (16th) day after the date of shipment to LESSEE. The Commencement Date shall be the first day of the month following the Acceptance Date. THIS LEASE IS NON-CANCELABLE FOR THE FULL TERM HEREOF. This LEASE shall renew automatically in one year non-cancelable increments unless LESSOR receives written notice of LESSEE'S intent to: (a) purchase the EQUIPMENT or (b) terminate the LEASE. All notices


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must be received by LESSOR in writing by certified mail, return receipt, Ninety
(90) days prior to the expiration date of the initial term or any of the non-cancelable increments of the LEASE.

3. PAYMENT: LESSEE agrees to pay LESSOR monthly LEASE payments as stated herein and in Section 11 (NET LEASE) in advance on the Commencement Date and on the first day of each month thereafter during the LEASE term. If the Commencement Date is not the same date as the Acceptance Date, LESSEE shall pay LESSOR interim rent on the Acceptance Date for that period of time from the Acceptance Date up to, but not including the Commencement Date in an amount equal to 1/30th of the monthly LEASE payment multiplied by the number of days from (and including) the Acceptance Date. LESSOR shall bill LESSEE by invoice for LEASE payments at LESSEE'S address set forth above and LESSEE shall remit payment to the address set forth on the invoice unless otherwise set forth in this Master Agreement or LEASE. The obligation of LESSEE to make lease payments is unconditional.

4. WARRANTIES: LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY, PROMISE, OR COVENANT, EXPRESS OR IMPLIED, AS TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY, FUNCTION, PERFORMANCE, OR SUITABILITY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AGAINST INTERFERENCE OR AGAINST INFRINGEMENT. THE PARTIES AGREE THAT AS THE LESSEE SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, NO DEFECT, EITHER PATENT OR LATENT, SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE, INCLUDING CONSEQUENTIAL AND INCIDENTAL DAMAGES, ARISING OUT OF LESSEE'S USE OF THE EQUIPMENT, OR SUPPLIER'S FAILURE TO TIMELY DELIVER THE EQUIPMENT.

5. ASSIGNMENT: (A) LESSEE SHALL NOT ASSIGN, SUBLET, LEND, TRANSFER, OR PLEDGE THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN APPROVAL. THIS LEASE AND THE COVENANTS AND OBLIGATIONS HEREUNDER SHALL BE BINDING UPON ANY SUCH ASSIGN, SUCCESSOR, REPRESENTATIVE OR TRANSFEREE OR LESSEE. (B) LESSOR may assign, transfer, pledge or sell LESSOR'S interest in this LEASE or the EQUIPMENT. Upon notification of such assignment, LESSEE shall remit lease payments directly to the address set forth on the notification. In no event shall any assignee of LESSOR be obligated to perform any duty, covenant, condition, or promise under this LEASE. (C) All terms and conditions hereof shall be binding upon all successors and assigns of the parties hereto but only to the extent such successors and assigns are permitted hereunder.

6. UCC FILINGS: LESSEE hereby agrees to execute such financing statements, amendments thereto and other instruments as may be requested by LESSOR and hereby constitutes and appoints LESSOR its true and lawful attorney-in-fact to execute such financing statements on behalf of LESSEE without the LESSEE'S signature. LESSEE agrees that the filing of this LEASE or a photocopy thereof shall constitute and be the equivalent of the filing of an original financing statement with respect to the EQUIPMENT under the Uniform Commercial Code and LESSEE hereby adopts any photocopy or other reproduction of its signature on this LEASE as its own.

7. PURCHASE OPTION: Upon lawful termination of this LEASE and provided that no Event of Default has occurred during the term of the LEASE, LESSEE shall have an option to purchase all (not part) of the EQUIPMENT without recourse or warranty ("Purchase Option"). The LESSEE, however, is required to give ninety (90) days written notice to LESSOR prior to the end of the LEASE of its intention to purchase the EQUIPMENT. The payment for the EQUIPMENT purchase must be made prior to the next usual LEASE rental payment date for that LEASE; otherwise LESSEE shall be billed for the next LEASE payment under the terms of the LEASE and the LEASE payment must be made promptly. If an Event of Default has occurred during the term of the LEASE or payment for the EQUIPMENT is not made pursuant to the terms of this Option, LESSEE'S Purchase Option shall be canceled forthwith. LESSEE does not have the right to assign its Purchase Option rights to any other entity. THE FAIR MARKET VALUE OF EQUIPMENT SHALL BE THE RETAIL MARKET PRICE FOR USED, WELL MAINTAINED EQUIPMENT AT THE TERMINATION OF A LEASE.

8. USE OF EQUIPMENT: LESSEE shall use the EQUIPMENT solely at the business location as set forth above. LESSEE shall use the EQUIPMENT in compliance with the Manufacturer's or Supplier's suggested guidelines. Provided LESSEE is not in default hereunder, LESSEE shall have the right to quiet and peaceful use of the EQUIPMENT. LESSOR shall be permitted to inspect the EQUIPMENT during LESSEE'S regular business hours.

9. REPAIRS: LESSEE, at its own expense, shall keep the EQUIPMENT in good repair, and maintain a service agreement in full force throughout the term of the LEASE which fulfills all of the manufacturer's or vendor's maintenance requirements as set forth in its full service maintenance contact. Notwithstanding LESSEE agrees to pay LESSOR for any expense incurred to cause the EQUIPMENT to meet vendor's specifications. LESSEE shall pay such charges immediately upon request.

10. INSURANCE: LESSEE shall provide, and pay for (a) insurance against the loss or theft of the damage to the EQUIPMENT for the full replacement value and (b) public liability and property damage insurance naming LESSOR as Loss Payee or Additional Insured. Upon request from LESSOR, LESSEE shall provide LESSOR with a Certificate of Insurance. If LESSEE does not provide a Certificate of Insurance within 60 days of the Commencement Date LESSOR shall impose a 4% monthly insurance fee on the monthly lease payment exclusive of any taxes until such Certificate of Insurance is provided.

11. NET LEASE: LESSEE intends the LEASE payments to be not as LESSOR. LESSEE shall pay, or reimburse LESSOR, shipping changes, property taxes, fees, assessments, insurance, and taxes (municipal, state and federal) which are imposed upon this LEASE or the EQUIPMENT or its ownership, leasing, renting, possession or use while it is subject to this LEASE, excluding, however, taxes based on LESSOR'S net income. Unless otherwise specified in the LEASE, LESSOR shall be responsible for filing all personal property tax returns with respect to the EQUIPMENT and shall pay all taxes in connection with such filing. LESSEE shall reimburse LESSOR for such personal property tax payments within ten (10) days of receipt of LESSOR'S invoice therefore.

12. TITLE: Title to the EQUIPMENT shall remain in LESSOR except upon the exercise of the Purchase Option by LESSEE. All replacement parts, accessories, additions to, or modifications of the EQUIPMENT shall become property of LESSOR, LESSEE shall affix to the EQUIPMENT, in a prominent place, any tags, stickers, labels or markings supplied by LESSOR, stating ownership of the EQUIPMENT. LESSEE shall give LESSOR immediate notice of any attachment or judicial process affecting the EQUIPMENT or LESSOR'S ownership thereof.

13. RISK OF LOSS: Upon acceptance of the EQUIPMENT, LESSEE shall bear risk of loss from any cause whatsoever and any such loss shall not relieve LESSEE from any obligation hereunder including the duty to make LEASE payments. In the event the EQUIPMENT is lost or damaged beyond repair, LESSEE shall replace the EQUIPMENT with identical EQUIPMENT, which shall become the EQUIPMENT for purposes of this LEASE.

14. DELIVERY AND RETURN OF PRODUCT: LESSEE assumes the full expense of transportation, INSURANCE AND INSTALLATION TO LESSEE's site. Upon lawful termination of this LEASE or upon LESSEE'S default, and not less than fifteen
(15) days or more than thirty (30) days prior to the return of the EQUIPMENT, LESSEE shall, at LESSEE'S sole expense, provide LESSOR a letter from the manufacturer certifying the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level. LESSEE shall remain obligated to pay Rent on this Product until the Product and certification are received by LESSOR. LESSEE, at its own expense, shall crate, insure and transport the EQUIPMENT to LESSOR or to a location within the Continental U.S. designated by LESSOR to receive the EQUIPMENT in the same condition it was at the commencement of the LEASE less reasonable wear and tear expected.

15. EVENTS OF DEFAULT: The following shall be "Events of Default": (a) LESSEE fails to make any lease payment within five (5) days after the date the payment is due; (b) LESSEE fails to allow LESSOR to inspect the EQUIPMENT during business hours; (c) LESSEE fails to provide insurance on EQUIPMENT; (d) LESSEE fails to maintain the EQUIPMENT and maintain a service contract; (e) LESSEE assigns or otherwise transfers this lease or the EQUIPMENT without LESSOR'S prior written approval; (f) LESSEE creates, incurs, or assumes any mortgage, lien, pledge, or other circumstances or attachment of any kind whatsoever, with respect to the EQUIPMENT or this LEASE or any of LESSOR'S interest hereunder;
(g) LESSEE moves the EQUIPMENT to a location other than as agreed on the front page hereof without LESSOR'S prior written approval; (h) LESSEE fails to


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return the EQUIPMENT to LESSOR upon termination of the lease; (i) LESSEE files or has filed against it a petition in bankruptcy or seeking similar relief; (j) LESSEE becomes insolvent; or (k) LESSEE defaults under any other lease or agreement between the parties.

16. REMEDIES: Unless LESSEE cures an Event of Default within 10 business days from when it has received written notice from LESSOR, the parties agree that upon the occurrence of an Event of Default, LESSOR may take one or more of the following actions: (i) declares the entire amount of the remaining LEASE payments, including arrearages, due and immediately payable, (ii) take peaceful possession of the EQUIPMENT with or without court order, and (iii) recover all commercially reasonable costs and expenses incurred by LESSOR in any repossession, recovery, storage or repair, sole release or other disposition of the EQUIPMENT. No right or remedy herein conferred upon or reserved to LESSOR is exclusive of any other right or remedy hereunder or allowed by law. Each right and remedy shall be cumulative and may be exercised singly or in combination. To the extent permitted by applicable law, LESSEE also hereby waives any rights now or hereafter conferred by ______________ or otherwise which may require lessor to sell, lease or otherwise use the EQUIPMENT in mitigation of LESSOR'S damages, or which may otherwise limit or modify any of LESSOR'S rights or remedies under this paragraph.

17. LESSOR'S EXPENSES: LESSEE shall pay LESSOR all costs and expenses, including reasonable attorney's fees, incurred by LESSOR in exercising any of its rights or remedies hereunder. To the extent allowed by law, LESSEE shall be obligated to pay a late payment penalty equal to 5% of the monthly rental for each month the payment is delinquent, or the maximum rate permitted by law.

18. INDEMNITY: LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from this LEASE or the EQUIPMENT without limitation. The indemnities contained herein shall survive termination of this LEASE.

19. NON-WAIVER: LESSOR'S failure to require strict performance by LESSEE of any of the provisions of this LEASE shall not be a waiver thereof.

20. SEVERABILITY: If any provision of this LEASE be declared invalid, such provision shall be inapplicable and deemed omitted, but the remaining provisions, including the default and remedy provisions, shall remain in full force and effect.

21. WAIVER: Except as hereinafter specifically provided and to the extent allowed by law, LESSEE and LESSOR agree that the provisions of Uniform Commercial Code Article 2A, as enacted by the State of Minnesota, shall not be applicable to this Agreement. Notwithstanding the foregoing, UCC Sections 2A-109, 2A-523, 2A-525, 2A-526 and 2A-531 shall remain applicable in their current form.

22. CHOICE OF LAW, JURISDICTION AND VENUE: The parties herein expressly agree that this Agreement shall be governed by the laws of the State of Illinois and shall be interpreted, construed and enforced in accordance with the laws of the State of Illinois. In any legal action hereunder, LESSEE hereby consents to personal jurisdiction and venue in the Courts of the State of Illinois, and LESSEE will not object to personal jurisdiction or venue in the Courts of the State of Illinois.

23. Monthly Lease Payments and other Lease Terms shall be shown on Equipment Schedules to this Master Agreement and are incorporated herein by reference.

24. An Amendment is attached to this Lease Agreement |X|Yes |_|No

                                                        --------------------
                                                              initials

--------------------------------------------------------------------------------

        LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH HEREIN

This Master Agreement constitutes the entire agreement between the parties and no provision of this Master Agreement shall be deemed waived, amended or modified by either party unless such waiver, amendment or modification is in writing signed by the party to be charged thereby.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE
THIS  19  DAY OF   APRIL   , 2000.

NAME OF LESSEE:  CYPOST CORPORATION             LESSOR:  INTERNET FINANCE
                                                  + EQUIPMENT

SIGNED:  /s/ Carl Whitehead      DATE         SIGNED:                       DATE
       -------------------------                     ----------------------
         Officer of LESSEE       April 19/00         Signature signifies
                                                     appearance by Lessor

NAME & TITLE   CARL WHITEHEAD, PRESIDENT      NAME AND TITLE
              ---------------------------                    -------------------

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[LOGO]
     INTERNET FINANCE + EQUIPMENT                        MASTER LEASE AGREEMENT
     A Division of LINC Capital Inc.                         1  9  9  8  5  6
     250 North Trade Street, Suite 205
     Matthews, NC 28105
     Tel: 800-919-4521  Fax: 704-845-4584                    EQUIPMENT SCHEDULE
                                                                     0  1

                  EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated herein.

--------------------------------------------------------------------------------
EQUIPMENT LOCATION
117 North First, Suite 1   Mount Vernon     WA                98273
--------------------------------------------------------------------------------
STREET ADDRESS               CITY           STATE             ZIP      COUNTY
--------------------------------------------------------------------------------

---------------- ---------------------------------------------------------- ----

   QUANTITY                       EQUIPMENT DESCRIPTION                       SERIAL NUMBER

                 MAKE/MODEL
---------------- ---------------------------------------------------------- --------------------     -------------------------------
       1         Sys-1800-1 (SMS1800) system bundle includes the
                 following: 2AC power supplies, CE3 including                                                  LEASE TERM
                                                                                                                30 MONTHS
---------------- ---------------------------------------------------------- --------------------     -------------------------------
       1         AIM-1K-2DS3 (Redback 2xATM DS3 I/O module)                                                 Payment Schedule
                                                                                                          Monthly Lease Payment

                                                                                                             3,343.50/month
                                                                                                        Excludes Applicable Taxes
---------------- ---------------------------------------------------------- --------------------     -------------------------------
       1         EIM-1K-2TX (Redback 2x10/100 Base T I/O module)
---------------- ---------------------------------------------------------- --------------------     -------------------------------
       1         PIM-1K-8T1 (Redback 8 x Packet T1 module)
---------------- ---------------------------------------------------------- --------------------     -------------------------------
       1         SERV-BASE-1K (Redback BASIC Annual Service Contract)
---------------- ---------------------------------------------------------- --------------------     -------------------------------
                                                                                                             ADVANCE PAYMENT
                                                                                                      (Excluding Applicable Taxes)

                                                                                                                $3,343.50

                                                                                                             Last in advance
---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------
                                                                                                       REMAINING MONTHLY PAYMENTS
                                                                                                      (Excluding Applicable Taxes)
                                                                                                             29 at $3,343.50
---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------

---------------- ---------------------------------------------------------- --------------------     -------------------------------
                                                                                                            SECURITY DEPOSIT
                                                                                                                (If Any)
---------------- -------------------------------------------------------------------------------     -------------------------------
                 PURCHASE OPTIONS            |X| Fair Market Value
                                             |_| Other
                 The Purchase Option terms and conditions are listed in section 7 of the
                 Master Lease Agreement
---------------- -------------------------------------------------------------------------------     -------------------------------
                 SALES                       TAX OPTIONS |X| Each lease payment
                                             is subject to sales tax |_| Total
                                             Sales Tax required in advance |_|
                                             Exempt Certificate Attached
                                             (subject to local
                                             tax regulations)
---------------- -------------------------------------------------------------------------------     -------------------------------

---------------- -------------------------------------------------------------------------------

---------------- ------------------------------------------------------------------------------- --- -------------------------------
LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE REVERSE SIDE OF THE MASTER LEASE

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS 19 DAY OF APRIL 2000.

NAME OF LESSEE:     CYPOST CORPORATION            LESSOR: INTERNET FINANCE
                                                             + EQUIPMENT
SIGNED /s/ Carl Whitehead   DATE  April 19/00     SIGNED X
      ---------------------       ------------            ----------------------
       authorized signature                                 Signature signifies
                                                            acceptance by LESSOR
NAME & TITLE  CARL WHITEHEAD, PRESIDENT     DATE
             --------------------------         --------------------------------

--------------------------------------------------------------------------------
                 AUTHORIZATION AGREEMENT FOR AUTOMATIC PAYMENTS
--------------------------------------------------------------------------------
The LESSEE hereby authorizes and directs the LESSOR and the Bank named below to initiate variable entries to the checking account designated below for the purposes of making payments due from the LESSEE to the LESSOR pursuant to this Agreement. LESSEE hereby represents and agrees that such checking account is and will continue to be maintained primarily for business. LESSEE further agrees that it will maintain at all times sufficient balances in such account to allow LESSOR and the Bank name, below to charge such account for the charges due from the LESSEE hereunder. Unless LESSEE'S check is otherwise enclosed, please enclose a blank copy of LESSEE'S check for reference purposes.

------------------------------------------------------- ------------------------
Depository Name (Financial Institution/Bank)            Lease/Schedule
Bank of America
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
City                                                    State/Zip
Portland                                                Oregon
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
ABA Number (Located Between  :  :on bottom of check)    Account Number
323070380                                               2_811-22057
------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------
Name on Account
CYPOST CORPORATION DBA CONNECT NORTWEST
--------------------------------------------------------------------------------
----------------------------------- --------------------------------------------
Date                                Signature
APRIL 19/00
----------------------------------- --------------------------------------------

[LOGO]
   INTERNET FINANCE + EQUIPMENT              AMENDMENT TO MASTER LEASE AGREEMENT
   A Division of LINC Capital Inc.                  1  9  9  8  5  6
   250 North Trade Street, Suite 205
   Matthews, NC 28105
   Tel: 800-919-4521  Fax: 704-845-4584



This Amendment is entered into between INTERNET FINANCE + EQUIPMENT, a division of LINC Capital, Inc. hereinafter referred to as "LESSOR" and Cypost Corporation, hereinafter referred to as "LESSEE" modifies the above Master Agreement between LESSOR and LESSEE per the following:

                    UNCONDITIONAL GUARANTY OF LEASE AGREEMENT

In consideration of the making of the above Master Agreement by LESSOR with LESSEE at the request of the undersigned and in reliance on this guaranty, the undersigned (if more than one; then jointly and severalty) as direct and primary obligation, guarantees to LESSOR and any assignee of LESSOR (hereinafter called "Holder") the prompt payment of all payments to be paid by the LESSEE and the performance by the LESSEE of all the terms, conditions, covenants and agreements of the Master Agreement, irrespective of an invalidity unenforceability thereof or the security therefore. The undersigned promises to pay all of the holders expenses including attorney's fees incurred by or in enforcing this guaranty. The undersigned waive notice of acceptance hereof, presentment, demand protest, notice of protest or of any defaults and consents that the Holder may, without affecting the obligation hereunder grand the LESSEE any extension or indulgence under the Master Agreement and may proceed directly against the undersigned without first proceeding against LESSEE or liquidating or otherwise disposing of any security afforded Holder under the Master Agreement. Accounts settled or stated between Holder and LESSEE shall bind the undersigned.

This guaranty agreement shall be governed by and construed in accordance with the laws of the State of Illinois. Guarantors hereby consent and submit to the jurisdiction of the respective courts of the State of Illinois for enforcement of this guaranty agreement.

This guaranty shall bind the respective heirs, administrators, representatives, successors and assigns of the undersigned. The undersigned hereby authorizes LESSOR to obtain credit information from credit reporting agencies and others.

1. _________________________ Individually ___________
      (signature)                             (date)

-----------------------------------------------------
 (print name)                (social security number)


-----------------------------------------------------
   (home address (not PO Box))





2. _________________________ Individually ___________
      (signature)                             (date)

-----------------------------------------------------
 (print name)                (social security number)


-----------------------------------------------------
    (home address (not PO Box))